UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2013

Superconductor Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction	Commission File Number	(IRS Employer
of Incorporation)		Identification No.)

460 Ward Drive, Santa Barbara, CA		93111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 690-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The results of matters submitted to a vote of the stockholders of Superconductor Technologies Inc. (the "Company") at the Company's Annual Stockholders Meeting held on December 5, 2013, which are described in detail in our proxy statement filed with the Securities and Exchange Commission on October 31, 2013, are as follows:

1.	The election of one Class 3 director to serve until our 2016 annual meeting of stockholders:
		For	Withheld
	David W. Vellequette	3,728,562	93,594
2.	Adoption of the Company's 2013 Equity Incentive Plan:
	For	Against	Abstain	Broker Non-Votes
	3,627,753	182,499	11,905	5,229,552
3.	Advisory (non-binding) vote approving the compensation of the Company's named executive officers:
	For	Against	Abstain	Broker Non-Votes
	3,653,233	160,419	8,505	5,229,552
4.	Advisory (non-binding) vote on the frequency of the advisory vote on compensation of named executive officers:
	Every Year	Every Two Years	Every Three Years	Abstain
	360,276	34,425	3,403,670	23,785

5.	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for 2013:

For	Against	Abstain	Broker Non-Votes
8,913,708	89,925	48,076	---

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Superconductor Technologies Inc.

Dated: December 10, 2013	By:	/s/ WILLIAM J. BUCHANAN

William J. Buchanan
Vice President and Chief Financial Officer